UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 22, 2002
                                ----------------


                        NEW YORK COMMUNITY BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-22278                06-1377322
-------------------------------   -------------------------  -------------------
(State or other jurisdiction of    Commission File Number    (I.R.S. Employer
incorporation or organization)                               Identification No.)





                  615 Merrick Avenue, Westbury, New York 11590
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                            --------------


                                 Not applicable
          (Former name or former address, if changed since last report)





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


                           CURRENT REPORT ON FORM 8-K
                           --------------------------

Item 1.           Changes in Control of Registrant
                  --------------------------------
                  Not applicable.

Item 2.           Acquisition or Disposition of Assets
                  -----------------------------------
                  Not applicable.

Item 3.           Bankruptcy or Receivership
                  --------------------------
                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant
                  ---------------------------------------------
                  Not applicable.

Item 5.           Other Events
                  ------------
                  Not applicable.

Item 6.           Resignations of Registrant's Directors
                  --------------------------------------
                  Not applicable.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                 (a) No financial statements of businesses acquired are required.
                 (b)  No pro forma financial information is required.

                 (c) Attached as an exhibit is the Company's news release dated October 23, 2002 announcing the declaration of a quarterly cash dividend of $0.20 per share payable on November 15, 2002 to shareholders of record as of November
                      5, 2002.

Item 8.           Change in Fiscal Year
                  ---------------------
                  Not applicable.

Item 9.           Regulation FD Disclosure
                  ------------------------
                  On October 22, 2002, the Board of Directors of New York
                  Community Bancorp, Inc. (the "Company"), a Delaware
                  Corporation, declared a quarterly cash dividend of $0.20 per share, payable on November 15, 2002 to shareholders of record as of November 5, 2002.



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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 23, 2002              NEW YORK COMMUNITY BANCORP, INC.
----------------
     Date
                              /s/ Joseph R. Ficalora
                              -------------------------------------------------
                              Joseph R. Ficalora
                              President and Chief Executive Officer




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                                  EXHIBIT INDEX



99.1 News release dated October 23, 2002 announcing the Board of Directors' declaration of a quarterly cash dividend of $0.20 per share payable on November 15, 2002 to shareholders of record as of November 5, 2002.






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